Exhibit 10.1

Bunker Hill Mining Lease with Option to Purchase

THIS MINING LEASE (the “lease”), effective as of the 1st day of November, 2017 (the “Effective Date"), regardless of the actual times of signing and acknowledgment, between Placer Mining Corporation, a Nevada corporation, hereinafter called Lessor or Seller, and Liberty Silver Corp. a Nevada Corporation, hereinafter called Lessee or Purchaser.

WITNESSETH:

ARTICLE 1.  DESCRIPTION OF THE PROPERTY. Lessor represents that it is the owner of the property consisting of all that real property, mineral interests and patented and unpatented lode mining claims situated in Shoshone County, Idaho, further described and listed on Exhibit A, together with all tenements, hereditaments, improvements, appurtenances, privileges and easements which are located on such mining claims and/or parcels of real property, and/or used in connection with and/or belong to Lessor in connection with exploring, mining, treating, extracting, storing, shipping, removing and/or marketing minerals, and all other interests associated with the property for the effective use and operation of the mine (including without limitation all access rights, rights of way, roads, haulways, leases, water rights and/or permits, all buildings, structures, fixtures, underground fixtures, air flumes, all equipment (wherever located), all personal property used in connection with mining, milling and/or exploration for minerals, all timber and trees thereon, and all mining claims, maps, reports and plans) (cumulatively such property is referred to herein as the “Bunker Hill Mine” or the “Leased Premises”).

ARTICLE 2. GRANT OF LEASE AND PAYMENTS. Lessor hereby grants, demises, leases and lets exclusively unto Lessee, its successors and assigns the Bunker Hill Mine. Upon signing of this lease by all parties, the Lessee shall make a payment of $100,000 to cover the maintenance expenses and upkeep of the mine for the month of September, 2017. Lessor shall make a payment of $100,000 on October 1, 2017 to cover care and maintenance expenses and upkeep of the mine for the month of October, 2017. The term of the lease shall begin on November 1, 2017 and on or prior to that date, the Lessee shall make a payment of $200,000 for the months of November, 2017 and December, 2017. Thereafter the Lessee shall make the payments on a quarterly basis. For example, the Lessee shall pay Lessor a quarterly payment of $300,000 on January 1, 2018, which shall cover the monthly rent for the months of January, February and March of 2018. Said quarterly payments shall begin on January 1, 2018 and continue throughout the term of the lease. None of the lease payments or deposits shall be credited against the purchase price.

Additionally, no later than November 15, 2017, the Lessee shall make a bonus payment to Lessor of $500,000 and an additional bonus payment of $500,000 on December 15, 2017. These latter payments shall be considered bonus payments and not an advance against royalties or against a future purchase of the Bunker Hill Mine.

ALL WIRE TRANSFERS TO LESSOR COMING FROM CANADA (OR ANY INTERNATIONAL LOCATION) NEED TO BE INITIATED TWO BUSINESS DAYS PRIOR TO THE DUE DATE AND A WIRE CONFIRMATION NUMBER SHALL BE FORWARDED TO THE LESSOR VIA EMAIL ON THE DATE OF THE WIRE TRANSFER. ALL DOMESTIC BUSINESS WIRES TO LESSOR SHALL BE MADE ONE BUSINESS DAY PRIOR TO THE DUE DATE AND A WIRE CONFIRMATION NUMBER SHALL BE FORWARDED TO THE LESSOR VIA EMAIL ON THE DATE OF THE WIRE TRANSFER.

ARTICLE 3.  TERM OF LEASE. The primary term of the lease shall be twenty-four months to begin on November 1, 2017 and end on October 31, 2019. Upon written notice, which must be sent to Lessor at least thirty (30) days prior to the expiration of the primary term in order to be effective, Lessee may extend this lease for up to twelve months by paying to Lessor an additional bonus payment of $600,000 and by continuing to pay the monthly payments of $100,000 per month.

ARTICLE 4. PURCHASE OPTION. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lessor hereby exclusively grants to Lessee, its successors and assigns the right to purchase the Bunker Hill Mine during the primary lease term and any extension thereto.

(a)Notice of Exercise. To exercise the purchase option, Lessee must give written notice to the Lessor of its intent to exercise such purchase option. Lessor must receive such notice 120 days prior to the date on which the Lessee intends to close the purchase (the “Closing Date”). Lessee must also give similar written notice to the U.S. Department of Justice and the U.S. Environmental Protection Agency (“U.S. E.P.A.”) of its intention to exercise its purchase option. During the period between the notification of exercise of the purchase option and the closing date, the Lessee and Lessor shall to the best of their abilities prepare all final documents necessary for closing (including a mortgage and note), finalize and receive approval of the settlement agreement between the United States and the Seller, and finalize and receive approval of a bona fide prospective purchaser agreement/release of lien and covenant not to sue between the United States and the Purchaser.

(b)Exercise After Production is Initiated. In the event that Lessee is in production for a minimum period of twelve months and at an average production rate at or exceeding 500 tons per day Lessor may, upon thirty days written notice to the Lessee, require the Lessee to exercise the purchase option.

(c)Purchase Price. The agreed and binding purchase price for the Bunker Hill Mine is $45,000,000.00 (Forty-Five Million Dollars) to be paid in accordance with the following schedule:

Date	Payment to Lessor	Payment to U.S. E.P.A.
On Closing	$4,000,000	$3,000,000
One year after closing	$3,000,000	$3,000,000
Two years after closing	$3,000,000	$3,000,000
Three years after closing	$3,000,000	$3,000,000
Four years after closing	$2,000,000	$3,000,000
Five years after closing	$1,670,000	$1,670,000

Six years after closing	$1,670,000	$1,670,000
Seven years after closing	$1,670,000	$1,660,000
Eight years after closing	$1,670,000
Nine years after closing	$1,670,000
Ten years after closing	$1,650,000

Total	$25,000,000	$20,000,000

(d)Payments to U.S. E.P.A. The payments being made to the U.S. E.P.A. by Lessee/Purchaser in the above table reflect the agreed settlement payments that have been tentatively accepted by the U.S. Department of Justice and U.S. E.P.A.

(e)Classification of Payments. All of the tabulated payments in Article 4 (b) above are considered by the Purchaser to be payments for the Bunker Hill Mine purchase. The Seller considers the payments to be $25,000,000 for the purchase of the Bunker Hill Mine, and $20,000,000 for settlement of past response costs incurred by the United States in treatment of water outflows from the Bunker Hill Mine.

(f)The parties recognize that the financial terms of this option are enforceable by Lessee/Purchaser.  Any subsequent purchase agreement by the parties shall ultimately supersede this lease agreement upon exercise of the purchase option and closing of the purchase. LESSOR AND LESSEE AGREE TO NEGOTIATE in good faith AND COMPLETE ALL the remaining and unfinished TERMS OF THE PURCHASE agreement. The terms of the payments are already negotiated and set out in this lease and option agreement and shall remain the same in the final definitive purchase agreement.

(g)FOR CLARITY, “COMPLETION” IS CONSIDERED BY THE PARTIES TO MEAN THAT THE DOCUMENT AND ALL EXHIBITS AND SUPPORTING DOCUMENTATION IS PREPARED SUCH THAT IN EVENT THE PURCHASE OPTION IS EXERCISED, CLOSING OF THE PURCHASE COULD OCCUR WITHIN FIVE BUSINESS DAYS.

ARTICLE 5. PROPERTY PROVISIONS

(a) POSSESSION AND CONTROL OF PROPERTY. Lessee shall have, and it is hereby given and granted, the right to enter upon and take over, at the beginning of the primary term hereof, operational control and possession and of the Leased Premises and the whole and every part thereof, and, during the term of this lease, to remain in operational control and  possession thereof; to investigate, measure, sample, examine, test, develop, work, mine, operate, use, manage and control the same and the water and water rights appurtenant thereto; to mine, extract and remove from said property the ores and minerals therein and appurtenant and belonging thereto; to treat, mill, ship, sell or otherwise dispose of the same and receive the full proceeds therefrom; and to erect, construct, maintain, use and operate thereon and therein buildings, structures, machinery and equipment, including milling, processing and tailings facilities.  The time, nature, location and extent of such or any or all the above activities and mining or mining operations and the cessation and resumption thereof shall be at the sole discretion of Lessee, and may include, without limitation, underground or solution mining methods (but no open pit or strip mining methods may be used) together with the right to use so much of the surface as may be necessary, useful or convenient for the enjoyment of all rights herein granted, including construction of ingress and egress into and out of the underground workings, construction of a surface waste rock dump and a tailings impoundment facility or facilities, if necessary, for development of the Leased Premises.  Any surface mine waste dump or tailings impoundment facilities constructed during the life of this lease shall be reclaimed to industry standards by Lessee at lease termination unless the purchase option is exercised. Lessee acknowledges that Lessor shall continue to have the rights to ingress and egress both underground and on the surface of the Leased Premises for purposes of conducting its own exploration and possible development of mineral resources which Lessor continues to own and control. Each party agrees to use best efforts to coordinate the activities of the parties to minimize interference with the work-related activities of the other party. Lessee shall, upon 72 hours notice by Lessor, ensure that the KT rail haulage is available for ore haulage and other materials handling if so required by Lessor.

(b) UNPATENTED MINING CLAIM PAYMENTS. If applicable, during the lease term Lessee shall be responsible for all mining claim fee payments to the U.S. Bureau of Land Management (“BLM”) on all unpatented mining claims listed in Exhibit A and any other unpatented mining claims acquired by Lessee during the lease period. Lessee shall be responsible for the filing of all reports and forms with BLM and with Shoshone County, Idaho during the lease term. Lessor shall remain responsible for all taxes and fees on the patented mining claims and real property during the term of the lease.

(c) DATA. Lessor and Lessee shall mutually make all data relating to the Leased Premises available to each other, whether existing now or developed in the future, which either party may copy or reproduce at their own expense.  Such data shall include without limitation, in hard copy or electronic form, any and all data and information relating to exploration, planning, mining, metallurgy, processing, land, mineral rights, water rights, timber rights, permits, taxes, claim fees and status, economic data or projections, geologic, geochemical and geophysical data including reports, maps, sections and drill logs, core and/or cuttings; any and all assays, analyses, reports, processes, trade secrets; and any and all other data, records or reports relating to the Leased Premises.

(d) SCRAP MATERIALS – In the event any scrap material is removed from the mine from the Lessee, Lessor retains ownership and shall receive any sale proceeds from the disposition of scrap material which shall not be a credit to the lease or purchase payments.

ARTICLE 6.  MANNER OF WORK. Lessee agrees to cause all work, development and mining to be done in a careful and miner-like manner and to conform in all respects to the mining laws and regulations of the United States and the State of Idaho.

ARTICLE 7.  ROYALTY PAYMENTS DURING THE LEASE PERIOD. Lessor hereby reserves and Lessee hereby agrees to pay as a production royalty 3% of the Net Smelter Return (as defined and accounted for in Article 8 below) of all ores or concentrates of mineralized material mined and shipped from the Leased Premises (the "Lease Production Royalty"). Lessor/Seller warrants and represents that no other royalties are due to any other party from minerals produced from the Bunker Hill Mine.

ARTICLE 8.  DEFINITION OF NET SMELTER ROYALTY

a)As used herein, "Net Smelter Return" means the amount paid by any smelter or other ore purchaser for ores or concentrates sold less actual costs of transportation and other costs in the course of handling, assumed by or charged to Lessee/Purchaser (including freight, insurance and tax) in making shipments from the Bunker Hill Mine to the smelter or other purchaser, less all charges for refining, smelting, sampling, assaying, and penalties; less all royalties or overriding royalties burdening the Bunker Hill Mine that exist on the date of this lease or are created by Lessor/Seller after the date hereof; and less gross production, severance, general property and other taxes attributable to production from the Bunker Hill Mine.

b)The Lease Production Royalty shall be accounted for and paid monthly to Lessor within 30 days after the end of each calendar month within which the mineralized materials are sold. All payments shall be accompanied by a statement explaining the manner in which payment was calculated. No royalty shall be due or payable on any mineralized material stockpiled on the Bunker Hill Mine until the sale or disposition thereof. Within 90 days after receiving the above-described statement of account, Lessor/Seller shall give notice of any objections to the statement, for any reason, touching upon its accuracy or inaccuracy, by mailing such objections to Lessee as provided in Article 25 below; and in default thereof, any inaccuracies in such statement shall be deemed waived by Lessor/Seller.

c)Disputes Regarding Royalties. Lessor/Seller shall be deemed to have waived any right the Lessor/Seller may have to object to the royalty settlement made by Lessee/Purchaser for any calendar quarter, unless Lessor/Seller notifies Lessee/Purchaser in writing of such objection within twelve (12) months after such royalty is due.  If Lessor/Seller and Lessee/Purchaser are unable to resolve the royalty settlement dispute by agreement within thirty (30) days after Lessee/Purchaser's receipt of Lessor/Seller’s notice, the dispute shall be resolved by arbitration, in accordance with the provisions of Article 23.

d)Once the lessor exercise the purchase option, Placer shall be granted an Net Smelter  Royalty which is payable only from production as it is described in the LOI amended agreement between the parties dated March 29, 2017, and initialed by Bob Hopper and John Ryan.

ARTICLE 9.  TAILINGS AND BENEFICIATION

(a) Lessee shall have the right, but shall not be required, to beneficiate, concentrate, and otherwise treat, in any manner, either wholly or in part at a plant or plants on the Leased Premises (either on the surface or underground) or on other lands, any mineralized material or other materials, including waste rock, which are mined or produced from the Leased Premises. Such treatment shall be conducted in a careful and workmanlike manner. The tailings and residue from such treatment shall be deemed waste and may be deposited on the Leased Premises or on other lands.

ARTICLE 10.  LESSEE EXCLUSIONS/LESSOR MINING RIGHTS

(a)LESSEE EXCLUSIONS. The Lessee is excluded from mining or other activity in the Caledonia Mine area and in the Crystal Stope Mine area. These areas shall remain under the exclusive possession and control of the Lessor.

(b)LESSOR MINING RIGHTS. Lessor is hereby granted the right, if it so desires, to mine or remove from the areas listed herein in Exhibit B any ores, waste, water and other materials existing therein or thereon or in any part thereof, through or by means of shafts, tunnels, drifts, raises, or other openings, now existing or installed by Lessor. Lessor may stockpile any ores, waste, or other materials and/or concentrated products of ores or materials from the areas listed herein in Exhibit B, upon agreed stockpile grounds situated upon nearby property, not, however, preventing or interfering with the mining or removal of ore from the Leased Premises by the Lessee.  If Lessee executes the purchase option and Lessor is exploring, mining or developing properties thereto, Lessor and Lessee agree that future activities of Lessor shall be governed by provisions provided for in the Final Purchase Agreement.

ARTICLE 11.  RECORDS, INSPECTION AND ACCESS TO LEASED PREMISES. Lessee's engineering progress maps and all factual exploration, development and production data including drill core and assay results (but excluding interpretive information or data) from the Leased Premises shall be available upon reasonable request for Lessor's inspection.  The Lessor may enter said property at reasonable times for the purpose of inspecting the same or for the purposes described in Articles 4(b) and 4(c), and Lessee shall facilitate such inspection and entry in reasonable ways, but Lessor shall enter upon said Leased Premises at Lessor's own risk and so as not to hinder unreasonably the operations of Lessee; and the Lessor shall indemnify and hold harmless the Lessee from any damage, claim or demand by reason of injury to or the presence of the Lessor or the Lessor's agents, representatives, licensees, or guests on the Leased Premises or approaches thereto.

ARTICLE 12.  TAXES. Lessor shall remain responsible for all taxes and fees on the Leased Premises. Lessee shall pay, before they are delinquent, all taxes levied or assessed against any or all personal property, machinery and equipment placed upon the Leased Premises by the Lessee during the term of this lease.  Lessee shall pay any severance tax and all other taxes that are now or may be hereafter levied and computed on the amount or value of ores produced from the Leased Premises.

ARTICLE 13.  STATE AND FEDERAL LAWS AND REGULATIONS.  Lessee shall comply with the Workmen's Compensation laws of Idaho and with Social Security, Unemployment Insurance and all other state and federal laws and regulations relating to Lessee's operations and shall save Lessor harmless from any claim for damages or liability by reason thereof.

ARTICLE 14.  PROTECTION FROM LIENS AND DAMAGES. Lessee shall keep the Leased Premises and the whole and every part thereof free and clear of liens for labor done or work performed upon the Leased Premises or materials furnished to it for the development or operation thereof under this lease while the same is in force and effect, and will save and hold harmless Lessor from all costs, losses or damages which may arise by reason of injury to any persons employed by Lessee in or upon the Leased Premises or any part thereof or which may arise by reason of injury to any persons or damage to any property as the result of any work or operations of the Lessee or of its possession and occupancy of the Leased Premises.  A lien upon the property shall not constitute a default if the Lessee in good faith disputes the validity of the claim, in which event the existence of the lien shall constitute a default only from and after the validity of the lien has been adjudicated.

ARTICLE 15. INSURANCE REQUIREMENTS. During the Lease term, Lessee shall pay for and maintain commercial general liability insurance. This policy shall name Lessor as an additional insured and shall insure Lessee’s activities and against loss, damage or liability for personal injury or bodily injury (including death) or loss or damage to property with a liability limit of not less than $2,000,000.

ARTICLE 16.  FORCE MAJEURE. If Lessee is unable to perform any of the terms or covenants of this lease by reason of damage or delay resulting from disaster, labor disturbances, shortage of labor, strikes, lockouts, act of God, or from any regulations or restrictions of any governmental agency, or on account of any eventuality beyond the reasonable control of Lessee, including state and federal environmental statute or regulation, Lessee shall be excused from performance during the period of such prevention and the time for performance of such obligations shall be extended for a period equal to the period or periods of prevention. In the event Lessee or its purchaser of concentrates or crude ore is, becomes or believes it is about to become subject, at any time, to environmental regulations (which shall include any governmental law, rule, order, regulation, policy, proposal or restriction relating to environmental pollution) which will prohibit or materially affect any operation Lessee is carrying out, or planning to carry out hereunder, Lessee shall have the right to declare the existence of a condition of force majeure during the period in which it is in good faith seeking a feasible method to comply with, be exempted from, modify, obtain necessary permits or licenses under, or prevent the enactment or promulgation of said environmental regulations.  Lessee agrees to use reasonable diligence to remove causes of force majeure as may occur from time to time, but shall not be required to settle strikes or other labor difficulties contrary to its own judgment.

ARTICLE 17.  DEFAULT. The failure of Lessee to make or cause to be made any of the material payments herein provided for or to keep or perform any material agreement on its part to be kept or performed according to the terms and provisions of this lease, shall, at the election of the Lessor, constitute an event of default and grounds for termination of this Lease; provided, however, that in the event of a default on the part of the Lessee, the Lessor shall give to the Lessee a written notice of its intention to declare an event of default of this lease and to terminate the same on account thereof, or of its intention to take other action to enforce this lease, specifying the particular default or defaults relied upon by it, and Lessee shall have a reasonable time (which in any case shall not be less than fifteen (15) days) after receipt of such notice in which to cure such default or defaults, in which event there shall be no default therefor, and no other action may be taken for enforcement.  Lessee shall not dispute an event of default that is a missed payment.  For any other default, if Lessee disputes that such default occurred, it shall so advise Lessor in writing within fifteen (15) days after receipt of the notice of default.  If, within fifteen (15) days thereafter, the parties have not resolved the dispute by mutual agreement, the issue of default shall then be submitted to arbitration under Article 23 below.  In the event that Lessor does terminate this lease on account of a breach by Lessee, Lessee shall be under no further obligation or liability hereunder to Lessor from and after the date of such termination except for the performance of obligations and the satisfaction of liabilities to Lessor or third parties or respecting the Leased Premises which have accrued to the date of such termination.

ARTICLE 18.  CANCELLATION. Notwithstanding any provision herein to the contrary, Lessee may at any time upon 60 days’ written notice, cancel and terminate this lease in its entirety.  Upon total cancellation and termination of this lease, Lessee shall be under no further obligation of whatsoever kind or nature to the Lessor except for the making of payments which have already accrued to the date of such cancellation and termination, including governmental rental fees for unpatented claims and for the payment of any royalties which are owed to the Lessor for production during the term of the lease.

ARTICLE 19.  SURRENDER OF PROPERTY. In the event of a valid forfeiture, cancellation, or other termination of this lease, Lessee shall surrender to Lessor peaceable possession of the Leased Premises and at the written request of Lessor shall deliver to the Lessor a written relinquishment hereof, together with a copy, if requested by Lessor within thirty (30) days after termination of this lease, of its engineering progress maps showing any workings made or uncovered by Lessee on the Leased Premises.  The Lessee's factual exploration, development and production data including drill core and assay results (but excluding interpretive information or data) from the Leased Premises shall be available upon request to the Lessor.

ARTICLE 20.  REMOVAL OF EQUIPMENT. Lessee shall have and is hereby given and granted three (3) months after a valid forfeiture, cancellation or other termination of this lease to remove from said property all mobile equipment and personal property of the Lessee and its employees, consultants and contractors.  If Lessee is hampered by snowdrifts, washouts, inclement weather, or other climatic conditions from completing the removal of said property and equipment within the time specified, then Lessor agrees to extend the time by a reasonable period if requested by Lessee.

ARTICLE 21. OTHER PAYMENTS DURING LEASE. In addition to lease payments, Lessee agrees specifically to pay the following additional payments:

Payee	Amount ($)	Actual or Estimated	Frequency

United States EPA (water treatment)	$240,000	Estimated	Quarterly

Mine (KT) Maintenance Crew	$33,000	Actual	Monthly
Robert Hopper	$4,000	Actual	Monthly
Thomas Hopper	$4,000	Actual	Monthly
Dave Kriederman	$4,000	Actual	Monthly
Avista (Electric Utilities)	$12,000	Estimated	Monthly

ARTICLE 22. ADDITIONAL COVENANTS.

(a) Lessor hereby warrants and represents that as of the effective date of the lease, the Bunker Hill Mine is free and clear of all liens, judgments and any and all other interests that may adversely impact the rights and privileges of Lessee hereunder (including without limitation Lessee’s right to purchase the Leased Property), with the exception of the U.S. E.P.A. lien. Lessor further represents and warrants that Lessor will not, during the term of the lease or any extension thereto, take out any mortgage, deed of trust and/or take any other action that could result in the Bunker Hill Mine (or any portion thereof) being subject to a lien, judgment or any other interest that could impact or impair the rights and privileges of Lessee hereunder.

(b) Lessor warrants and represents that the execution of the lease will not result in a violation of any court order, any existing contract or any other obligation of Lessor.

(c) Lessor shall indemnify, defend, and hold Lessee harmless from any and all liability, claim, damage, loss, injury, expense, cause of action, dispute and cost (including payment of attorney fees) that may arise from or relate to a breach of any of Lessor’s representations, warranties or covenants in this lease. Furthermore, Lessor shall indemnify, defend and hold Lessee harmless from any and all liability, claim, damage, loss, injury, expense, cause of action, dispute and cost (including payment of attorney fees) that may arise from or relate to conduct of the Lessor.

(d) Lessee shall indemnify, defend, and hold Lessor harmless from any and all liability, claim, damage, loss, injury, expense, cause of action, dispute and cost (including payment of attorney fees) that may arise from or relate to a breach of any of Lessee’s representations, warranties or covenants in this lease. Furthermore, Lessee shall indemnify, defend and hold Lessor harmless from any and all liability, claim, damage, loss, injury, expense, cause of action, dispute and cost (including payment of attorney fees) that may arise from or relate to conduct of the Lessee.

(e) The parties warrant and represent that they have the authority to enter into this lease, and that the terms hereof are binding.

ARTICLE 23.  ARBITRATION OF DISPUTES. Any controversy, dispute or claim arising out of or from this lease, or alleged breach thereof, shall be settled by arbitration pursuant to the Uniform Arbitration Act of the State of Idaho (Sections 7-901, et. seq., Idaho Code) as amended and as in effect on the date either party commences arbitration proceedings.  Said Act shall control the substantive and procedural aspects of the proceedings unless otherwise agreed in this lease.  Judicial review may be had pursuant to said Act.

(a) Proceedings shall be initiated by the complaining party serving upon the other party a complaint, as would be done in court proceedings.  The allegations regarding the circumstances giving rise to the issues to be arbitrated shall be stated in detail and with particularity.  The party upon whom the complaint is served shall answer or otherwise respond with a pleading just as is required by the Idaho Rules of Civil Procedure for a court action.  Except, however, the response shall be served upon the initiating party within 30 days from the date of service of the complaint.

(b) The parties shall agree upon an arbitrator, who is neutral, competent and willing to serve and, if possible, who has experience in cases involving mining and mining contracts.  Should the parties fail to reach agreement on appointment of an arbitrator within 20 days from the date proceedings are initiated, either party may apply to the court for appointment of an arbitrator who meets the criteria set forth herein pursuant to the provisions of section 7-903 Idaho Code.

(c) Prehearing discovery shall not be allowed except upon order of the arbitrator for good cause shown, the parties being in agreement that the expense and time associated with discovery should be minimized, and that this desire should, however, be balanced against the need for each party to be able to effectively present its case.

(d) Each party to the arbitration proceedings shall bear one-half of the arbitrator's fees and expenses, which shall be promptly paid by each party monthly within 15 days from the submission by the arbitrator to the parties of his/her reasonably detailed and itemized statement for services rendered, which statement shall be submitted by the arbitrator at the end of each month.

(e) Each party shall bear its own attorney's fees and costs of litigation for the proceedings before the arbitrator.  This subparagraph (e) is not applicable to court proceedings, in which event the parties recognize that applicable law shall govern and the matter will be decided by the court.

ARTICLE 24.  RECORDATION OF SHORT FORM NOTICE.  Lessee and Lessor agree to execute short-form notices of this lease and production royalties, as applicable, which notice shall be for purposes of recordation in the real property records of Shoshone County, Idaho.

ARTICLE 25.  NOTICES. Any notices required or permitted to be given to the Lessor hereunder shall be considered as delivered forty-eight (48) hours after the same shall have been deposited in the United States mail, duly registered, with postage thereon prepaid.  All notices given hereunder shall be addressed to the respective addresses given below:

If to Lessee:

Liberty Silver Corp.

c/o John Ryan

P.O. Box 57

Kellogg, Idaho 83837

With a copy to:

Luke O’Dowd

Lyons O’Dowd PLLC

P.O. Box 131

Coeur d’Alene, Idaho 83816

and if to Lessor:

Placer Mining Corp.

1 Mine Road

Kellogg, Idaho 83837

With a copy to:

James McMillan PLLC

415 7th Street #7

Wallace, Idaho 83873

Said addresses for receiving notices may be changed by either party upon five (5) days previous notice to the other party.

ARTICLE 26.  INUREMENT. These presents shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.

ARTICLE 27. ASSIGNMENT.  The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their successors and assigns, but no change or division in ownership of the Bunker Hill Mine or the Lease Production Royalty or the Production Royalty, however accomplished, shall operate to enlarge the obligations or diminish the rights of either party under this lease. Lessee shall have the right to subcontract with others for the performance of exploration, development and mining work hereunder, subject to all of the terms of this lease, but no such subcontract shall relieve Lessee of its obligations to Lessor hereunder.

ARTICLE 27.  CONSTRUCTION. Titles to the respective articles hereof shall not be deemed a part of this lease but shall be regarded as having been used for convenience only.

ARTICLE 28 The terms and rights of the lessor which are granted in the current LOI are to remain in effect through the term of this lease and after the exercise of the purchase option.

The land package as described (i.e., Kurt Hoffman) in the current LOI Schedule ? shall remain in effect.

IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first above written.

LESSOR

Placer Mining Corporation

/s/ Robert Hopper

By Robert Hopper, President

STATE OF IDAHO )

        )  ss.

COUNTY OF SHOSHONE)

On this 17th day of August, 2017, before me, _____________, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Robert Hopper, known to me to be the President of Placer Mining Corporation, and whose name is subscribed to the within instrument, and acknowledged to me that he executed the same on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________

Notary Public for Idaho

Residing at ___________________

My Commission expires ________________________

LESSEE:

Liberty Silver Corp.

By /s/ Bruce Reid

    Bruce Reid, Chief Executive Officer

STATE OF IDAHO)

) ss.

COUNTY OF SHOSHONE)

On this 17th day of August, 2017, before me, ________________, the undersigned, a Notary Public in and for the __________________________, personally appeared, Bruce Reid, who stated to me to be the Vice President of Liberty Silver Corp., and whose name is subscribed to the within instrument, and acknowledged to me that he executed the same on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________

Notary Public for

Residing at

My Commission expires _____________________

EXHIBIT A

PROPERTY DESCRIPTION

PLACER MINING COMPANY TO LIBERTY SILVER CORP.

All mineral rights, surface rights, fee interests, and any other real property interests held by Placer, Robert Hopper, William Pangburn, or any other affiliate of Placer, and which real property interest is located in Township 47 North, Range 2 East, Boise Meridian; Township 48 North, Range 2 East, Boise Meridian; Township 48 North, Range 3 East, Boise Meridian; Township 49 North, Range 2 East, Boise Meridian; Township 49 North, Range 3 East, Boise Meridian and located in Shoshone County, Idaho, which includes, but is not limited to, the real property described herein.

Tax Parcel No.D0000-002-0300, Tax Parcel No. D0000-002-0550, Tax Parcel No. D-0000-002-0700, D-0000-002-0975, D0000-002-1400, D-0000-002-1500, D-0000-002-1900, D-0000-002-2100, D-0000-002-4725, D-0000-002-4800, D-0000-002-7300,

The SENE, NESE, Lot 1 (NENE), SENW, lying East of County Road and the West Half of the NE ¼ Section 2, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho

EXCEPT: Those portions of the subject property conveyed to Shoshone School Districts No.s 30 and 391 by deeds dated June 1, 1938 and recorded September 19, 1938 in Book 70, Deeds, at page 130; dated August 15, 1950 and recorded November 20, 1950 in Book 84, Deeds, at page 563 and recorded January 27, 1975 as Instrument No. 255179.

Tax Parcel No. 48N02E3675

SWNW Section 2, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho

Tax Parcel No. 49N02E341900

South ½ of the Northeast ¼ and the Southeast ¼ of the Northwest ¼ of Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho

Tax Parcel No. 49N02E345000

That portion of Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho lying South of the Coeur d'Alene River and North of the U.S. I-90 Right of way.

EXCEPT: County Airport

ALSO EXCEPT: NWSW and SWNW Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho.

Tax Parcel No. 48N03E106700

Being a tract of land lying in the Southeast Quarter of the Southwest Quarter, and in the Southwest Quarter of the Southeast Quarter, Section 10, Township 48 North, Range 3 East, Boise Meridian, Shoshone County, Idaho, and being more particularly described as follows:

Using the Bunker Hill triangulation survey meridian and beginning at corner No. 1, a drill steel monument with a copper cap, 2 ins. x 2 ins., marked corner 1-SU, from whence the Southwest corner of said Southeast Quarter of the Southwest Quarter, a concrete monument marked W 1/16 cor., bears S.43°58.2'W., 518.15 ft. distant, and from whence, also, cor. No. 1 survey No. 2274 Monmouth lode bears S.34°41.3'E., 457.52 ft. dist.; thence

N.34°51.2'E., 349.44 ft. dist. to cor. No. 2; thence

N.89°58'W., 560 ft. dist., to cor. No. 3, which corner point falls on a steep, unstable, slope and from which point a witness corner, a drill steel monument with a copper cap marked W.C. cor. 3-SU, bears N.35°24.4'W., 33.14 ft dist.; thence

N.O°03'W., 660.00 ft. dist., to cor. No. 4, a drill steel with copper cap marked cor. 4-SU; thence

S.89°58'E., 1,454.12 ft. dist., to cor. No. 5, a drill steel monument with copper cap marked cor. 5-SU, on the westerly right-of-way boundary of the Big Creek road; thence

On and along said right-of-way boundary, S.38°34.1'W.,

552.72 ft. dist., to cor. No. 6, identical with a concrete monument with brass cap marked P.C. 45+41.10; thence

On a 2°00' curve to the left, the long chord of which bears S.35°38'W., 297.96 ft. dist., to cor. No. 7, identical with highway boundary P.T. 48+35.09 back (48+36.54 ahead) the monument of which has been obliterated; thence

Continuing on said right-of-way boundary S.32°39.5'W., 419.26 ft. dist., to cor. No. 8, a drill steel with copper cap marked cor. 8-SU; thence

N.57°20.5'W., 115.00 ft. dist., to cor. No. 9, a drill steel with copper cap marked cor. 9-SU; thence

S.32°39.5'W., 120.00 ft. dist., to cor. No. 10, a drill steel with copper cap marked cor. lO-SU; thence

N. 57°20.5'W., 222.41 ft. dist., to cor. No. 1, the place of beginning.

Tax Parcel No. D-0000-006-3960 – Assessed to Placer Mining Company

Being a tract of land situated in the NE 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho, more particularly described as follows;

Beginning at the SE corner of Lot 2 whence the West ¼ Corner of Section 6 bears South 11°44'32" East 553.78 feet distant; thence

North 14°20'30" East, 106.64 feet; thence

South 70°17'45" West, 301.02 feet; thence

South 14°14'25" West, 90.00 feet; thence along a curve right, radius = 10SS.37, tbe long chord bears South 69°06-13" East, 129.05 feet; thence

South 65°42'23" East, 173.96 feet to the point of beginning.

AND

Being a tract of land situated in the NE ¼ of Section 1, Township 48 North, Range 2 East, B.M. and in Section 6. Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at the SE corner of Lot 1 whence, the West ¼ corner of Section 6 bears South 32°54'10" West, 504.22 feet distant; thence

North 15° East, 149.49 feet; thence

North 30° West, 73.01 feet: thence

North 76°06'48" West, 275.55 feet; thence

South 70°18'02" West, 95.30 feet; thence

South 14°20'30" West, 126.64 feet; thence

South 65°42'23" East, 57.45 feet; thence along a curve left, radius = 316.92, the long chord bears South 70°56'51" East., 47.03 feet; thence

South 74°35'32" East, 300.59 feet to the point of beginning.

The following additional mineral interests located in Shoshone County, Idaho:

MC0140, MC0162, MC0167, MC0268, MC0269, MC0346, MC0347, MC0348, MC0349, MC0350, MC0351, MC0352< MC0466, MC0467, MC0498, MC0500, MC0501, MC0528, MC0530 MC0531, and F00000020900

FEE PARCELS

PLACER MINING CO. AND/OR AFFILIATES TO LIBERTY SILVER

PARCEL 1: PANGBURN – "KELLOGG TUNNEL PARCEL" 22.3 ACRES – RPD0000001752A

Being a tract of land situated in the Northeast 1/4 of the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at the East 1/4 corner of said Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho marked by a concrete monument and also the point of beginning, thence

South 87°28'34" West 165.92 feet; thence

South 30°34'59" West, 220.96 feet; thence

Along a curve right, radius = 40 feet, the long chord bears South 66°18'09" West, 75.71 feet; thence

North 78°22'26" West, 36.16 feet; thence

South 10°52'21" West, 204.04 feet; thence

North 75°18'39" West, 252.91 feet; thence

South 17°22'44" West, 1124.08 feet; thence

North 87°41'35" East, 1007.62 feet; thence

North 00°12'22" West, 1389.14 feet to the point of beginning.

PARCEL 2: PANGBURN – "MOTOR BARN PARCEL" - 3.46 ACRES – RPD07250000020A

Being a tract of land lying in the Northeast 1/4 and the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

Beginning at a point from whence the East 1/4 corner of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 10°03'11" East, 409.83 feet distant; thence

South 21°46'03" West, 150.17 feet; thence

North 65°43'21" West, 407.49 feet; thence

South 01°10'02" West, 94.54 feet; thence

South 27°17'34" West, 90.00 feet; thence

South 39°32'35" East, 342.19 feet; thence

South 17°00'49" West, 108.69 feet; thence

South 09°45'56" East, 92.08 feet; thence

Along a curve right, radius = 40 feet, the long chord bears North 68°36'01" East, 43.86 feet; thence

North 30°34'41" East, 331.46 feet; thence

Along a curve right, radius = 100 feet, the long chord bears North 48°38'04" East, 62.13 feet; thence

Along a curve left, radius = 161 feet, the long chord bears North 16°29'47" East, 198.94 feet; thence

North 31°27'01" West, 84.16 feet to the point of beginning and sometimes referred to as Lot 2, Mine Short Plat No. 1 as shown on the official recorded plat thereof recorded as Instrument No. 350327, records of Shoshone County, State of Idaho.

Page 1 of 3-Fee Parcels

FEE PARCELS

PLACER MINING CO. AND/OR AFFILIATES TO LIBERTY SILVER

PARCEL 3 -HOPPER PARCEL – "ROCK HOUSE" 6.52 ACRES – RPD00000011250A

ROCK HOUSE - Description of Property

Surface rights only on the following described property:

Being a tract of land situated in the SE 1/4 of the NE 1/4 of Section 1, T48N, R2E, B.M., more particularly described as follows:

Beginning at a point on the southerly right of way of McKinley Avenue whence the East 1/4 corner of Section 1 bears South 53 degrees 22'13" East, a distance of 1318.27'; thence South 23 degrees 04' 59" West, a distance of 487.64'; thence South 61 degrees 03' 11" East, a distance of 644.85'; thence North 31 degrees 43' 07" East, a distance of 271.88'; thence North 27 degrees 17' 34" East, a distance of 90.00'; thence North 01 degrees 10' 02" East, a distance of 94.54'; thence North 65 degrees 13' 58" West, a distance of 287.15'; thence North 66 degrees 45' 00" West, a distance of 416.56'; thence North 23 degrees 04' 50" East, a distance of 104.13' to a point on the southerly right of way of McKinley Avenue; thence North 74 degrees 36' 24" West, a distance of 30.27', to the point of beginning. Containing 6.517 acres +/-.

PARCEL 4 – PLACER MINING CORP. "EAST SLIVER PARCEL" .261 ACRES – RPD00000064005A, located in Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

A parcel of land situated in the Northwest Quarter of Section 6, Township 48 North, Range 3 East, B.M., Shoshone County, Idaho, and more particularly described as follows:

Using the Bunker Hill Triangulation System Meridian and coordinates and beginning at Corner No. 1, a point identical with the West Quarter Corner of said Section 6 (N9667.57, E687.41), and running thence N.0°42'20" E., 372.46 feet along the West boundary line of said Section 6 to Corner No. 2;

Thence S.20°36'E., 59.71 feet to Corner No. 3, a point identical with Corner No. 4 of the Washington Water Power Company (WWP Co.) tract as described in Document No. 302109, recorded November 2, 1982, records of Shoshone County, Idaho from The Bunker Hill Company to Bunker Limited Partnership, Parcel 28 of Exhibit "A", pages 12 and 13;

Page 2 of 3-Fee Parcels

FEE PARCELS
PLACER MINING CO. AND/OR AFFILIATES TO LIBERTY SILVER

Thence S.69°24' W., 12.87 feet to Corner No. 4, identical with Corner No. 3 of said WWP Co. tract;

Thence S.14°20' E., 118.05 feet to Corner No. 5, identical with Corner No. 2 of said WWP Co. tract;

Thence S.2°23'30" W., 187.00 feet to Corner No. 6, identical with Corner No. 1 of said WWP Co. tract;

Thence S.80°00' E., 53.98 feet along the Southerly boundary line of said WWP Co. tract to its point of intersection with the South boundary line of the Northwest Quarter of said Section 6;

Thence S.88°55'25" W., 88.05 feet along said boundary line of said Section 6 Northwest Quarter to Corner No. 1 and place of beginning.

Page 3 of 3-Fee Parcels

Placer Mining Corp. Bunker Hill Claims **Township 47N** **Range 2 East** **Section 1**

M.S. #	Claim Name	Acreage Amount		Exclude
3361	APEX NO.2 LODE	20.226		M.S. 2319, 3119
3361	APEX NO. 3 LODE	18.852		M.S. 2319, 3119
3361	GALENA	12.404		M.S. 2319, 3119
TOTAL ACREAGE		**51.482**		
TOTAL NUMBER OF CLAIMS		**3**		

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 1**

M.S. #	Claim Name	Acreage Amount		Exclude
2840	CHECK	4.195	SURFACE	M.S. 1409, 1527, 2072, 2078, 2123, 2496, 2519
2921	SCELINDA NO. 1	17.316		N 1/2, S1/2, SEC. 1 T48N,R2E
2921	SCELINDA NO. 2	19.375		1.643 ACRES, BOOK 40, Page 560
2921	SCELINDA NO. 3	13.739		M.S. 2072
2921	SCELINDA NO. 4	10.38		M.S. 2072
2921	SCELINDA NO. 5	14.083		M.S. 2328
2921	SCELINDA NO. 7	17.477		N 1/2, S1/2, SEC. 1 T48N,R2E
2921	SCELINDA NO. 8	12.162		
TOTAL ACREAGE		**108.727**		
TOTAL NUMBER OF CLAIMS		**8**		

SEC. 1 Page 1

Placer Mining Corp. Bunker Hill Claims | **Township 47N** | **Range 2 East** | **Section 2**

M.S. #	Claim Name	Acreage Amount	Exclude
3361	ANACONDA LODE	19.672	M.S. 2319, 3119
3361	APEX LODE	14.326	M.S. 2319, 3119
3361	BLUE BIRD LODE	8.401	M.S. 2319, 3119
3361	BLUE GROUSE LODE	20.661	M.S. 2319, 3119
3361	BOB WHITE	20.454	M.S. 2319, 3119
3361	BUTTE	17.963	M.S. 2319, 3119
3361	BUTTE FR.	5.253	M.S. 2319, 3119
3361	COUGAR	20.661	M.S. 2319, 3119
3361	HUCKLEBERRY NO.2	19.672	M.S. 2319, 3119
3361	LEOPARD	20.661	M.S. 2319, 3119
3361	MAC BENN	20.454	M.S. 2319, 3119
3361	MARTIN	20.661	M.S. 2319, 3119
3361	PHEASANT	20.661	M.S. 2319, 3119
3361	ROBBIN	20.454	M.S. 2319, 3119
3361	SONORA	20.663	M.S. 2319, 3119

TOTAL ACREAGE **270.617**

TOTAL NUBER OF CLAIMS **14**

Placer Mining Corp. Bunker Hill Claims | **Township 48N** | **Range 2 East** | **Section 2**

M.S. #	CLAIM NAME	ACREAGE AMOUNT		EXCLUDE
1412	REEVES	14.523		
1413	PACKARD	20.321		
1414	QUAKER	2.878		M.S. 790 AND SENATOR STEWARD UNSURVEYED
1503	AM. DANISH	12.238		
1628	ALFERD	13.326		M.S. 1503
1628	MAGGIE	13.872		M.S. 1503
1628	GOOD ENOUGH	11.886		M.S.1503
1633	PHILLIPPINE	13.74		
1723	LYDIA FR.	0.454		M.S. 1639, 1663
1723	MABEL	13.627		M.S. 1639, 1663
1723	MANILA	7.599		M.S. 1639, 1663
1723	O.K.	14.709		M.S. 1639, 1663
1723	O.K. WESTERN	14.587		M.S. 1639, 1663
1723	SUNNY	19.113		M.S. 1639, 1663
1723	WHIPPOOR WILL	8.909		M.S. 1639, 1663
1945	WILL LAMBERT FR.	17.346		
2067	SAXON	2.662	SURFACE	M.S. 554, 764, 790, 1488, 1856, 1858
2507	BAND	10.844		M.S. 1639, 1858, 1945

SEC. 2 Page 2

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 2**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
3214	GOTH	11.161	M.S. 1413, 1414, 1858, 2551
3214	L-1	6.722	M.S. 1412,1503
3164	VENTURE	9.313	M.S. 1503,1663, 1945
3563	SILVER KING M.S.	3.327	
TOTAL ACREAGE		**243.157**	

TOTAL NUBER OF CLAIMS **22**

SEC. 2 Page 3

Placer Mining Corp. Bunker Hill Claims **Township 47N** **Range 2 East** **Section 3**

M.S. #	Claim Name	Acreage Amount
2856	BABY	17.46
2856	KEYSTONE	13.42
2856	VAN	11.95
2856	WOODRAT	20.141

TOTAL ACREAGE **62.971**

TOTAL # CLAIMS **4**

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East** **Section 3**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
3423	CARBONATE	6.711	M.S. 554
3423	ENTERPRISE	3.616	
3423	GIANT	8.275	

TOTAL ACREAGE **18.602**

TOTAL # CLAIMS **3**

SEC. 3 Page 4

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East** **Section 7**

M.S. #	Claim Name	Acreage Amount	Exclude

Total Acreage Section 7 **0**

TOTAL NUMBER OF CLAIMS **0**

SEC. 7 Page 5

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East** **Section 8**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
2869	MILO M.S.	4.986	
TOTAL ACREAGE		**4.986**	
TOTAL # CLAIMS		**1**	

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 9**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
3214	L-2	3.276	M.S. 1412, 1413, 1503, 1628, 2507
3214	L-3	13.245	M.S. 1412, 1413,
TOTAL ACREAGE		**16.521**	
TOTAL # CLAIMS		**2**	

SEC. 8&9 Page 6

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 10**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
2201	BROOKLYN	17.889	SUBJECT TO ROYALTY
2201	NEW JERSEY	18.477	"
2201	SCHUTE FR.	10.463	"
3389	PROMINADE	13.093	M.S. 2077,2201, 2966, 3390
3389	SAM	20.541	"
3389	ZEKE	3.623	"
3389	PETE	20.643	
3390	Marblehead	19.333	M.S. 3389
3390	OLYMPIA	20.545	M.S. 2296, 3389
TOTAL ACREAGE		**144.607**	
TOTAL # CLAIMS		**9**	

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East** **Section 10**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
3423	Black Diamond	15.304	
3423	Gelatin	9.34	
3423	Rolling Stone	16.835	
3423	ENTERPRISE EXT.	19.658	
TOTAL ACREAGE		**61.137**	
TOTAL # CLAIMS		**4**	

SEC. 10 Page 7

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 11**

M.S. #	Claim Name		Acreage Amount		Exclude Conflicts
569	Oakland		4.59		M.S. 554
755	Ontario Fr.		1.626		
764	Carbonate	SURFACE	6.551	SURFACE	M.S. 554, and Rail Road Easment. Status Unknown, Probably State of Idaho Rails to Trails.
790	Silver Casket	SURFACE	15.77	SURFACE	
1041	Apex		1.928		M.S. 569
1041	Rambler		7.978		M.S. 569
1041	Tip Top		4.909		M.S. 569
1220	Butte		20.52		
1220	Cariboo		20.061		M.S. 1041
1220	Good Luck		19.676		
1356	Excelsior		3.113		M.S. 554 & 569
1357	No. 1		18.772		M.S.1041
1357	No. 2		18.976		M.S. 1220
1357	No. 3		20.53		
1357	No. 4		19.951		
1357	No. 5		19.075	SURFACE	
1466	Deadwood		7.194		M.S. 1220
1466	Debs		18.183		M.S. 1229
1466	Hard Cash		20.489		
1619	Hamilton Fr.		13.233		
1633	Princess		5.9		See Inst. #208505, 208056, 208613
1639 AM	Royal Knight		13.871		M.S. 1357, 1681
1639 AM	Silver King		18.251		M.S. 1357, 1681 refer to #208505, 28506, 208613
1639AM	Legal Tender		16.324	SURFACE	M.S. 1357, 1681
1641	McLelland		4.616		M.S. 1357,1639
1664	Harrison		9.02		M.S. 1639 AM
1715	(ninety-six) 96		12.017		
2368	Norman		4.198		M.S. 554,764,1356,1357, 1041, 1639, 1681, 2067
2369	Grant		0.128		M.S. 554, 562, 569, 750, 755, 764, 1488, 2067, 2186, 2124, 2187, 2052
2583	Roman		1.443		M.S. 554, 764, 790, 1488, 1639, 1681, 2124, 2368, 2369, 1041
2583	Marion		1.058	SURFACE	M.S. 554, 755, 764, 790, 1414, 1639, 2067,2368, 2369, 2124
2626	Maine		1.158		M.S. 512, 1633, 1638, 1639, 2548 Refer to inst. #208505, 208506, 208613

SEC. 11 Page 8

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 11**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2583	Nellie	0.245		M.S. 554,562,569,750,1488,1526,1527 2052, 2072, 2078
2627	California	1.148	SURFACE	M.S. 790, 1414, 1639, 1858, 2067, 2507
2862	Chief No. 2	1.145		Refer to Inst.# 208505
2862	Sugar	2.969		Refer to Inst.# 208505
2862	Florence	14.204	SURFACE	See Inst. #208505, #208613
2966	Ethel	16.268		M.S. 1466 & 1619
2966	Katherine	14.617		M.S. 1357 & 2862
2966	Manchester	17.196		
2966	McRooney	4.634		M.S. 2201, 2862, 2960
2966	Stuard No. 2	20.464		Olympia Lode, Unsurveyed
2966	Stuard No. 3	20.659		
2966	Sullivan	16.74		Olympia Lode, Unsurveyed
2966	Switzerland	10.328		M.S. 2201, 2860, 2960
3111	Billy	16.707	SURFACE	M.S. 1357, 2862
3390	Nancy B.	2.498		M.S. 1466, 1619, 2080, & 2966
TOTAL ACREAGE SECTION 11		**510.931**		

TOTAL # OF CLAIMS SEC.11 **47**

SEC. 11 Page 9

Placer Mining Corp. Bunker Hill Claims   Township 48N   Range 2 East   Section 12

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
546 AM.	TYLER	14.77		
550	EMMA	10.689		
551	LAST CHANCE	17.317		M.S. 550
554	SIERRA NEVADA	17.665		
562	VIOLA	10.569		
615	SKOOKUM	17.61		
629	BOTTOM DOLLAR FR.	0.607	SURFACE	M.S. 580, 632
703	EMMA AND LAST CHANCE	2.197	SURFACE	
755	ONTARIO	10.055	SURFACE	
750	SAN CARLOS	7.17		
933	SOLD AGAIN FR.	8.221		
959	REPUBLICAN FR.	3.698		
1192	JOHANNESBURG	20.66	SURFACE	
1220	JERSEY FR.	10.112		
1220	LILLY MAY	19.432		
1298	LIKELY	4.706		Miles LODE CLAIM
1325 AM.	HORNET	11.448		M.S. 562, 2072, CHEYENNE CLAIM
1325	KING	0.903		M.S. 562, 570
1328	PURITAN A.M.	10.225	SURFACE	Excluding Survey 1192
1328	SAMPSON	7.112		M.S. 1192
1409	Omaha	17.05	SURFACE	
1488	ARIZONA	10.399		M.S. 764
1526	WHEELBARROW	7.812		
1527	NEW ERA	12.652		
1830	STEMWINDER	7.075		M.S. 550, 551, 933
1882	UTAH	3.427		M.S. 550, 551, 579, 1830
2052	OVERLAP	0.895		M.S. 562, 569, 750
2072	BEE	11.591		M.S. 562, 1526 AM.
2072	COMBINATION	13.568		CONFLICT WARDNER TOWNSITE
2072	HAWK	20.606		
2072	IDAHO	12.922		M.S. 551, 1323, 1882
2072	IOWA	20.65		
2072	OREGON	10.081		CONFLICT WARDNER TOWNSITE
2072	SCORPION FR.	7.612		
2072	WASHINGTON	20.66		
2078	CHAIN	5.014		M.S. 1526, 1527, 2124
2123	LINK	17.346	SURFACE	M.S. 1325, 1526, 1527
2124	SPUR	4.299	SURFACE	M.S. 755, 764, 1488, 1856, 2067, 2123
2186	SIMS	0.191		M.S. 554, 562, 564 AM, 1488
2187	LINCOLN	0.082		
2249	CHEYENNE	8.431		M.S. 562, 1526
2328	FLAGSTAFF	12.847		

SEC. 12   Page 10

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 12**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2429	CYPRESS	0.0346		M.S. 550, 1830, 430, 579, 604, 608, 581 & 1882
2452	HELEN MARR	2.279		M.S. 546, 550, 551, 771, 933, 959, 1126, 1325, 1325, 1830, 1882, 2072
2496	SPEAR	6.843	SURFACE	M.S. 2551
2509	SPOKANE	4.789		M.S. 1409, 1442, 2072
2511	KEY	0.287		M.S. 546,562, 750, 1325, 1488, 1526, 1527, 2072, 2078, 2187, 2369
2511	QUEEN	0.376		M.S. 562, 615, 750, 1325, 1488, 1526, 2072, 2078, 2249 2369, 1298
2511	TEDDY	0.002		M.S. 546, 551, 615, 750, 959, 1298, 1318, 1325, 1882, 2072, 2187, & 2452
2511	HEART	0.123		M.S. 551, 615, 771, 959, 1220, 1318, 2452
2511	JACK	1.082		M.S. 546, 562, 615, 750, 1298, 1325, 2072, 2187, 2249
2583	CLUB	0.088		M.S. 554, 569, 1041, 1356, 1488, 2124, & 2369
2583	DIAMOND	0.011		M.S. 554, 562, 569, 615, 750, 1298, 1356, 1488, 2052, 2186, 2187, 2369, & 2511
2583	ACE	0.073		M.S. 554, 755, 764, 1041, 2067, 2124, & 2369
2583	SPADE	0.006		M.S. 615, 1220, 1356, 1466
2584	BRADY	0.891		M.S. 546, 959, 1325, 1882, 2072, 2249, 2452 & 2511
2599	BOER	3.516		M.S. 550, 551, 1192, 1328, 2072
2599	BEN HERR	3.159	SURFACE	M.S. 550, 579, 580, 581, 608, 609, 614, 629, 632, 836, 837, 1916, 2065, 1882 2429, 2432
2599	PHILIPPINE	7.655		M.S. 550, 703, 1192, 1328, 1702
2599	Grant	0.372		M.S 554, 562, 569, 750, 755, 764, 1488
2611	NICK	15.516		M.S. 2081
2611	SHERMAN	0.604		M.S. 2081
2611	SIMMONS	0.391		M.S. 621, 1228, 1345, 2081
2611	ASSET	0.567		M.S. 1621 & 1345
2611	CHILDS	4.259		M.S. 1345, 1349
2654	KIRBY FR.	6.822		M.S. 551, 933
2654	McCLELLAN	8.907		M.S. 615
2654	MILES	15.846		M.S. 551, 933, 586, 615, 959, 1220
2654	PITT	0.809		M.S. 546 AM., 959, 1298
2921	FLAGSTAFF NO. 2	6.353		M.S. 2328, 2526
2921	FLAGSTAFF NO. 3	10.157		
2921	FLAGSTAFF NO. 4	17.783		M.S. 2328
TOTAL ACREAGE		**549.9766**		
TOTAL # CLAIMS		**72**		

SEC. 12 Page 11

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 13**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
586 AM.	JACKASS	11.2		
579	BUNKER HILL	17.03	SURFACE	
580	SULLIVAN	13.088	SURFACE	M.S. 3390
581	IMPORTANT FR.	2.59	SURFACE	
604	PHIL SHERIDAN	11.034	SURFACE	M.S 632, 836
607	REED FR.	11.41	SURFACE	
608	BUNKER HILL M.S.	4.129	SURFACE	
609	SMALL HOPES AM.	1.612	SURFACE	
614	LACKAWANA	16.525		
632	CHESTNUT	0.753	SURFACE	
836	TURKEY BUZZARD	0.559	SURFACE	
837	SNOWSLIDE FR.	0.059	SURFACE	M.S. 632
1085	SILVER	7.003	SURFACE	M.S. 2081
1227	MABUNDALAND	20.559		
1227	MASHONALAND	20.401		ALLA LODE CLAIM
1227	MATABELALAND	19.949		
1227	STOPPING	15.151		
1227	ZULULAND	20.517		
1228	ALLA	8.153		M.S. 1227 Stopping
1228	LACROSSE	9.361		
1228	MINERS DELIGHT	10.138		M.S. 614
1228	NO NAME	13.868		
1228	SULLIVAN EXT.	0.558		M.S. 619
1228	SUMMIT	9.897		M.S. 621
1229	ALLIE	18.287		
1229	BLUE BIRD	13.901		M.S. 586
1229	BOUGHT AGAIN	15.756		M.S. 1220
1229	JOSIE	20.651		
1229	MAPLE	1.687		
1229	OFFSET	0.257		M.S. 581
1229	ROOKERY	6.746		
1229	SUSIE	3.324		
1916	BUTTERNUT	1.259		M.S. 614
1916	HOMESTAKE	15.857		M.S. 604, 614, 629, 632, 836, 837, 1229, 2141
2065	TRIANGLE FR.	0.084	SURFACE	M.S. 580, 608, 609AM, 619, 622 1228
2081	ITO	6.456		M.S. 1229, 1466 & 1620
2081	BEAR	16.919		M.S. 1227 & 1229
2081	OYAMA	6.278		M.S. 1227, 1620
2250	Buckeye	10.634		M.S. 1228 & 1916
2432	HICKORY	0.001		M.S. 1229, 1916

Section 13

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 13**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2432	SPRUCE FR.	0.017		M.S. 604, 614, 836, 1227, 1228, 1229, 1916, 2250
2452	HEMLOCK	0.0189		M.S. 579,581,586,604,771,933,1229
2587	FOSTER	20.659		
2587	PENFIELD	20.659		
2587	SLIVER	0.003		M.S. 2081
2587	DREW	19.483		M.S. 2081
2587	EDNA	12.204		M.S. 208, MIDLAND, N. MIDLAND
2587	EMILY GRACE	10.462		M.S. 2081
2599	KRUGER	2.502	SURFACE	M.S. 580, 581, 604, 608, 629, 632, 836 1085, 1229, 1916, 2065,2429, 2432
2587	MEDIUM	6.904		N. MIDLAND
2611	YALE	0.052		M.S. 2081, 1228
2611	HOUGH	13.407	SURFACE	M.S. 1085, 1192, 1345
2624	GUS	0.709		M.S. 1227, 1229, 1916, 2081, 2141, 2250
2624	ROY	0.038		M.S. 1227, 1229, 2081, 2141
2624	TRUMP	0.02		M.S. 1229, 1466, 2081
2646	AFRICAN	2.046		M.S. 1229, 1916, 2081, 2141
2975	HOOVER NO. 1	17.156		M.S. 2080, 2976
2975	HOOVER NO. 2	19.983		M.S. 2080
2975	HOOVER NO. 3	16.005		M.S. 2587
2975	HOOVER NO. 4	14.547		M.S. 2587
2975	HOOVER NO. 5	13.222		M.S. 2080
3470	LUCKY	17.864	SURFACE	M.S. 607 & 619
3471	BETA	13.973		M.S. 1227, 1916, 2250

TOTAL ACREAGE **605.5749**

TOTAL # CLAIMS **63**

Section 13

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 14**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
1466	CARTER	17.003	
1466	COXEY	4.697	M.S. 1229
1466	NEVADA	12.602	
1466	HAMILTON	20.654	
1620	BERNIECE	19.278	
1620	MOUNTAIN KING	18.535	
1620	MOUNTAIN QUEEN	20.534	
1620	SOUTHERN BEAUTY	15.012	
1628	WAVERLY	17.757	
2077	K-21	20.661	M.S. 2696
2077	K-22	20.661	M.S. 2696
2077	K-30	20.3	
2077	K-31	20.646	
2080	K-1	20.515	
2080	K-2	20.515	
2080	K-3	20.661	
2080	K-4	20.658	M.S. 1620
2080	K-5	20.659	
2080	K-6	20.661	
2080	K-7	20.661	
2080	K-8	20.661	
2080	K-9	20.651	
2080	K-14	8.549	
2080	K-15	10.262	M.S. 2077
2080	K-24	7.176	M.S. 1620
2080	K-25	3.154	
2080	K-26	2.993	
2080	K-27	7.096	
2080	KANSAS	20.536	M.S. 1620
2077	K-10	20.608	
2077	K-16	20.646	

SECTION 14

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 14**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2080	MISSOURI	20.061	M.S. 1620
2080	TEXAS	20.556	
3390	PHIL	4.41	M.S. 1466, 2077, 2080, 2966
3390	BATTLESHIP OREGON	20.1	M.S. 2077
3390	CHARLEY T.	9.028	M.S. 2077 & 2080
3390	MARGARET	13.892	M.S. 2080
3390	Lucia	17.644	M.S. 2966

TOTAL ACREAGE **620.693**

TOTAL # CLAIMS **38**

SECTION 14

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East Section 15**

M.S. #	Claim Name	Acreage Amount
2274	OREGON NO. 2	20.66
2274	SILVER CORD	20.66
2274	MARYLAND	20.66
2274	MONMOUTH	20.66
2274	EVENING STAR	20.637
2274	EVENING STAR FR.	3.392
3298	SPRING	20.651
TOTAL ACREAGE		**127.32**
TOTAL # CLAIMS		**7**

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 15**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2077	(Eighty-five) 85	20.508	
2077	IOWA NO. 2	20.647	
2077	K-11	20.508	
2077	K-12	20.508	
2077	K-13	20.654	M.S. 2077
2077	K-17	20.608	
2077	K-18	20.66	M.S. 2696
2077	K-19	20.534	M.S 2696
2077	K-20	20.661	
2077	K-23	19.917	M.S. 2696
2077	K-28	18.063	
2077	K-39	10.469	
2077	MINNESOTA	17.491	
2077	MISSORI NO. 2	11.989	
2077	(Ninety-one) 91	20.256	
2077	(Ninety-two) 92	20.508	
2077	K-29	14.591	M.S. 2696
TOTAL ACREAGE		**318.572**	
TOTAL # CLAIMS		**16**	

SECTIONS 15, 16, 17

Township 48N **Range 3 East** **Section 16**

M.S. #	Claim Name		Acreage Amount	Exclude Conflicts
3015	QUEEN	Lies is Sec. 16	2.22	

TOTAL ACREAGE **2.22**

TOTAL # CLAIMS **1**

Township 48N **Range 3 East** **Section 17**

2204	GRANT	LIES IN SEC. 17	8	Only that portion west of the Ext. of W. endline of A-3 Lode,
3503	MOAT	Lies is Sec. 17	4.9	M.S 1347, M.S. 1349, 1359, 2203, 2540, 2611, 2870, 2915, 3013

TOTAL ACREAGE **12.9**

TOTAL # CLAIMS **2**

Township 48N **Range 2 East** **Section 17**

3503	CASTLE		1.606	M.S. 1347,1349,1359,2203,2540, 2611, 2070, 2915, 3013

TOTAL ACREAGE **1.606**

TOTAL # CLAIMS **1**

SECTIONS 15, 16, 17

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East** **Section 18**

M.S. #	Claim Name		Acreage Amount	Exclude Conflicts
619	Rolling Stone	50%	15.093	M.S 580
1228	East	50%	4.64	M.S. 609
1228	Iron Hill	50%	17.736	
1228	Ollie McMillin	50%	15.895	
1228	Schofield	50%	8.853	
1228	Bonanza Fraction	50%	4.439	
1345	Daisy	50%	17.74	M.S. 607,619,621,1228
2081	Black	50%	20.64	
2081	Brown	50%	20.248	M.S. 1228
2081	Sarnia	50%	12.967	M.S. 1228
2204	Last Chance		19.447	
2274	Timothy Fraction		0.586	
2611	Ox	50%	8.103	M.S. 1345
2611	Taft	50%	0.898	M.S. 1228,2081
3177	Monte Carlo No. 3	50%	13.868	
3177	Monte Carlo No. 5	50%	13.16	M.S. 1345 & 2611

Total Acreage Section 18 Claims **194.313**

TOTAL # CLAIMS **15**

SECTION 18

Placer Mining Corp. Bunker Hill Claims Township 48N Range 3 East Section 19

M.S. #	Claim Name		Acreage Amount
3108	Midland	50%	4.5
3472	Spokane Central No. 5		20.65
TOTAL ACREAGE			**25.15**
TOTAL NUMBER OF CLAIMS			**2**

SECTION 19

Placer Mining Corp. Bunker Hill Claims Township 48N Range 3 East Section 20

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts	
3472	SPOKANE CENTRAL NO. 1	18.633		M.S. 3291	
3472	SPOKANE CENTRAL NO. 2	20.143		M.S. 3291	
3472	SPOKANE CENTRAL NO. 3 FR.	18.756	LIES MOSTLY IN SEC. 29	M.S. 3291	S 29/48N/3E
3472	SPOKANE CENTRAL NO. 3	18.756		M.S. 3291	
3472	SPOKANE CENTRAL NO. 4	20.297			

TOTAL ACREAGE **96.585**

TOTAL # CLAIMS **5**

SEC. 20 Page 20

Placer Mining Corp. Bunker Hill Claims Township 48N Range 2 East Section 22

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2077	K-32	11.082	
2976	ADATH	20.659	
2976	ALKYRIS	20.659	
2976	ANNA LAURA	20.659	
2976	ATLAS	20.659	
2976	ATLAS NO. 1	20.659	
2976	FRACTION	15.574	M.S. 2080
2976	GAY	3.348	M.S. 2080, 2077
2976	RED DEER	20.654	M.S. 2080
2976	SETZER	13.8	M.S. 2080
3096	ARMY	19.179	M.S. 2077, 2696, 2976
3096	NAVY	5.879	M.S. 2077, 2696, 2976

TOTAL ACREAGE **192.811**

TOTAL # CLAIMS **11**

SEC. 22 Page 21

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 23**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2080	K-33	14.448	M.S. 2077
2080	K-34	18.554	M.S. 2077
2080	K-35	10.453	
2080	K-36	20.128	
2080	K-37	20.661	
2080	K-38	20.661	
2977	LESLEY	20.312	
2977	LESLEY NO. 2	20.659	
2977	LESLEY NO. 3	20.659	
2977	LITTLE ORE GRANDE	20.659	
2977	NORTH WELLINGTON	20.639	
2977	ORE GRANDE NO. 1	20.312	
2977	ORE GRANDE NO. 2	20.659	
2977	ORE GRANDE NO. 3	20.659	
2977	ORE GRANDE NO. 4	20.659	
2977	ORE GRANDE NO. 5	20.458	
2977	WELLINGTON	16.91	EAST PINE LODE
3097	ORACLE	10.963	M.S. 2415, 2977
3097	ORBIT	20.661	
3097	OREANO	19.64	
3097	ORE SHOOT	12.173	M.S. 2976
3097	ORIENT	13.451	BOUTAN LODE
3097	ORIENTAL	9.262	M.S. 2976
3097	ORPHAN	9.422	M.S. 2977
3097	ORPHEUM	20.458	M.S. 2976

TOTAL ACREAGE **443.52**

TOTAL # CLAIMS **24**

SEC. 23 Page 22

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 24**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2081	S-9	20.641		
2081	S-10	20.64		
2587	"A"	20.532		MIDLAND NO. 3
2587	"B"	20.633		
2587	"C"	20.633		
2587	"D"	19.725		
2587	"E"	19.75		
2587	"F"	15.547		M.S. 1620, 2080
2587	K-40	3.084		M.S. 1620, 2080
2587	LILLY	20.637		
2587	MISSING LINK	14.456		MIDLAND NO. 5
2587	NO. 1	19.67		MIDLAND CLAIMS
2587	NO. 2	20.633		
2587	PEAK	20.433		MIDLAND CLAIMS
2587	SNOWLINE	19.207	LIES IN SEC. 25	MIDLAND NO. 5
2587	YREKA NO. 22	20.415		
3108	MIDLAND NO. 1	17.777		M.S. 2587
3108	MIDLAND NO. 6	18.518		M.S. 2587
3108	MIDLAND NO. 3	20.658		
3108	MIDLAND NO. 4	19.22		
3108	MIDLAND NO. 5	13.621		
3108	MIDLAND NO. 7	12.812		M.S. 2081, 2587
3108	MIDLAND NO. 8	11.436		M.S. 2587
3108	NORTH MIDLAND	13.924		EDNA LODE
TOTAL ACREAGE		**424.602**		

TOTAL # CLAIMS **23**

TOTAL # CLAIMS **0**

SEC. 24,25 Page 23

Placer Mining Corp. Silver Belt Claims **Township 48N** **Range 3 East** **Section 35**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
3361	LYNX	20.661	M.S. 2319, 3119
TOTAL ACREAGE		● **20.661**	

TOTAL # CLAIMS	**1**

SEC. 35 Page 24

PLACER MINING CORP.

BUNKER HILL CLAIMS

TOTAL ACREAGE AND CLAIM NUMBERS BY SECTION

SECTION	TWN	RNG	ACREAGE		#CLAIMS
1	47N	2EAST	51.482		3
1	48N	2EAST	108.727		8
2	47N	2EAST	270.257		14
2	48N	2EAST	243.157		22
3	47N	2 EAST	62.891		4
3	48N	3 EAST	18.602		3
7	48N	3 EAST	0		0
8	48N	2 EAST	4.986		1
9	48N	2 EAST	16.251		2
10	48N	2 EAST	144.607		9
10	48N	3 EAST	61.52		4
11	48N	3 EAST	510.931		47
12	48N	3 EAST	549.977		72
13	48N	2 EAST	607.1152		63
14	48N	2 EAST	620.693		38
15	48N	2 EAST	318.5801		16
15	48N	3 EAST	127.32		7
16	48N	3 EAST	2.22		1
17	48N	3 EAST	12.9		2
17	48N	2 EAST	1.606		1
18	48N	3 EAST	194.313	50%	15
19	48N	3 EAST	25.15	50%	2
20	48N	3 EAST	96.585		5
22	48N	2 EAST	192.11		11
23	48N	2 EAST	443.498		24
24-25	48N	2 EAST	424.602		23
35	48N	2 EAST	20.661		10
TOTAL ACREAGE			**5130.741**		
TOTAL # CLAIMS					**407**

TOTALS

Page 25

MINING CLAIMS TO BE OWNED EQUALLY BY LIBERTY SILVER CORP AND PLACER MINING CORPORATION

Liberty Silver Corp and Placer Mining Corporation will own an equal 50% ownership interest in the 15 claims on the West boundary of the Silver Ridge block. The claims are as follows:

Rolling Stone
East
Iron Hill
Ollie McMillan
Schofield
Daisy
Bananza Fraction
Black
Brown
Sarnia
Ox
Taft
Monte Carlo #3
Monte Carlo #5
Midland

EXHIBIT B

INSERT AREAS TO BE ACCESSED/MINED BY PLACER DURING LEASE PERIOD

The following areas may be accessed and mined by Placer Mining Corporation during the lease period and are excluded from the purchase option:

1.The Crystal Vug Stope,

2.The East Hanging Wall target of the historic Caledonia Mine, and

3.The Silver Ridge Claims.